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                                                           EXHIBIT 10.18


                              SETTLEMENT AGREEMENT



         SETTLEMENT AGREEMENT made in Columbus, Ohio, dated November 13, 1998, by and among Hugh Brian Haney ("Haney"), on the one hand, and Bryan J. Zwan ("Zwan") and Digital Lightwave, Inc. ("Digital"), on the other.

         WHEREAS there is an action pending in the United States District Court for the Southern District of Ohio, Haney v. Zwan, et al., Number C2-97-1218 ("Haney I"); and

         WHEREAS there is an action pending in the United States District Court for the Southern District of Ohio, Haney v. Credit Suisse First Boston Corp., et al., Number C2-98-555 ("Haney II");

         The parties hereto have agreed as follows:

         1. This SETTLEMENT AGREEMENT supersedes in all respects the handwritten agreement between the parties dated October 20, 1998, annexed hereto as Exhibit A, which shall have no further effect.

         2. Grant of Stock Option Agreement. Immediately upon the execution of this SETTLEMENT AGREEMENT by the parties hereto, Zwan will deliver to Haney a fully executed Stock Option Agreement in the form annexed hereto as Exhibit B.

         3. Cash Payment. Digital will pay Haney $500,000.00 for the attorneys' fees purportedly incurred by
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Haney in connection with Haney I and Haney II. Such payment shall be made in two equal installments by delivery of bank checks or other transfer of immediately available funds on April 1, 1999, and July 1, 1999.

         4. Dismissal of Haney I and Haney II with Prejudice. Immediately upon the execution of this SETTLEMENT AGREEMENT by the parties hereto: (a) Haney and Digital and Zwan shall cause their respective counsel to sign and exchange a fully-executed stipulation for the dismissal of Haney I with prejudice, in the form annexed hereto as Exhibit C; (b) Haney shall deliver to counsel for Digital and Zwan a fully-executed stipulation for the dismissal of Haney II with prejudice, in the form annexed hereto as Exhibit D; and (c) Haney will take all additional necessary steps to secure the prompt dismissal of each action with prejudice.

         5. Release. Immediately upon the execution of this SETTLEMENT AGREEMENT by the parties hereto, Haney, Great American Fun Corp. and Great American Fun
(HK) Ltd., on the one hand, and Zwan, Digital and Logical Magic, Inc., on the other, will execute and deliver to each other a mutual general release, fully executed in counterparts in the form annexed hereto as Exhibit E.
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         6. This SETTLEMENT AGREEMENT shall be governed by and construed in accordance with the laws of the State of Ohio.

         7. All prior or contemporaneous agreements, contracts, promises, representations and statements, if any, among the parties hereto and their representatives as to the subject matter hereof are merged into this SETTLEMENT AGREEMENT, and this SETTLEMENT AGREEMENT constitutes the entire agreement among the parties with respect to its subject matter. This SETTLEMENT AGREEMENT may not be modified, waived, changed, discharged or terminated, except by agreement in writing signed by the party against whom or which such modification, waiver, change, discharge or termination is sought to be enforced.

         8. Except as specified in Paragraph 4 herein, nothing in this SETTLEMENT AGREEMENT, whether expressed or implied, is intended to confer any rights or remedies on any person other than the parties hereto and their respective successors and assigns, nor is anything in this SETTLEMENT AGREEMENT intended to relieve or discharge the obligations or liabilities of any third parties to any party to this SETTLEMENT AGREEMENT, nor shall any provision of this SETTLEMENT AGREEMENT give any third parties any right of subrogation or action over or against any party to this SETTLEMENT AGREEMENT.
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         9. The general rule that ambiguities are to be construed against the drafter shall not apply to this SETTLEMENT AGREEMENT. In the event that any language in this SETTLEMENT AGREEMENT is found or claimed to be ambiguous, each party shall have the same opportunity to present evidence as to the actual intent of the parties with respect to any such ambiguous language without any inference or presumption being drawn against the drafter.

         10. Each party represents and warrants that the signatory hereto has full authority to enter into this SETTLEMENT AGREEMENT on behalf of that party and the authority and capacity to bind that party thereto.

         IN WITNESS HEREOF, Haney, Zwan and, after having been duly authorized, Digital have executed this SETTLEMENT AGREEMENT as of the date specified hereinabove.



                                                /s/ Hugh Brian Haney
                                                -------------------------------
                                                HUGH BRIAN HANEY


          Sworn to before me and subscribed in my presence on November 13, 1998.

                                                /s/ Mark R. Abel
                                                -------------------------------
                                                Notary Public
                                                Attorney-at-Law
                                                Lifetime Commission

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                                                /s/ Bryan J. Zwan
                                                -------------------------------
                                                    BRYAN J. ZWAN


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                                /s/ Mark R. Abel
                                                -------------------------------
                                                Notary Public
                                                Attorney-at-Law
                                                Lifetime Commission


                                                DIGITAL LIGHTWAVE, INC.

                                                By  /s/   Bryan J. Zwan
                                                   ----------------------------
                                                Title: Chief Executive Officer
                                                      -------------------------


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                                /s/ Mark R. Abel
                                                -------------------------------
                                                Notary Public
                                                Attorney-at-Law
                                                Lifetime Commission